Exhibit (b)

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act
I, Ivan Zinn, as President and Chief Executive Officer of Blue Owl Alternative Credit Fund (the “Fund”), certify that:
1)the Form N-CSR of the Fund (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: February 26, 2026	By:	/s/ Ivan Zinn
Ivan Zinn
President and Chief Executive Officer (Principal Executive Officer)

Exhibit (b)

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act
I, Gerald Cammarata, as Treasurer and Chief Financial Officer of Blue Owl Alternative Credit Fund (the “Fund”), certify that:
1)the Form N-CSR of the Fund (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: February 26, 2026	By:	/s/ Gerald Cammarata
Gerald Cammarata
Treasurer and Chief Financial Officer (Principal Financial Officer)